PREFERRED INCOME MANAGEMENT FUND
INCORPORATED

Dear Shareholder:

     In its November 30, 1996 fiscal year, the Preferred Income Management Fund earned very commendable TOTAL RETURNS OF 13.9% ON NET ASSET VALUE ("NAV") AND 20.5% ON THE MARKET PRICE of the shares. It was not a year in which things came easy, however, as we had our share of challenges to overcome.

     We think we have A HOME FIELD ADVANTAGE IN TOUGH MARKETS. As we have previously commented in these letters, the Preferred Income Management Fund is intended to be an alternative to bond funds. The important difference is that the Fund hopefully involves less exposure to some of the unpleasant effects of fluctuations in long term interest rates. That is easier said than done, but we have been able to accomplish it through a blend of fixed and adjustable rate preferreds, hedging strategies and leverage that is unique to the Fund and its two sister funds.

     The following chart shows how well it has worked. IN EVERY FULL FISCAL YEAR COMPLETED TO DATE, including both good and bad markets, the return ON THE FUND'S NAV HAS OUTPERFORMED THE AVERAGE OF A GROUP OF UP TO 60 CLOSED-END BOND FUNDS, compiled by Lipper Analytical Services, Inc. That comparison group consists of all U.S. Government bond, mortgage bond and term trust, and investment grade bond funds in Lipper's closed-end fund data base. The cumulative effect has been an OUTSTANDING RETURN ON NAV OF 11.3% FOR THE FUND PER YEAR COMPOUNDED OVER THE ENTIRE 3 YEARS COMPARED TO 6.2% FOR THE AVERAGE OF THE COMPARISON GROUP OF BOND FUNDS.

[Bar Graph: Comparison of the NAV returns of the Fund vs
            The Lipper High Quality Closed End Bond Funds Average]

                  Total Return on NAV for Fiscal Year Ended
                                  Lipper High
                                 Quality Closed
                                 End Bond Funds
                       Fund         Average
                       ----       -------------
12/1/93-11/30/96      11.30 %        6.21 %
11/30/94              (6.08)%       (6.92)%
11/30/95              29.82 %       20.17 %
11/30/96              13.09 %        7.72 %



                   SOURCE: LIPPER ANALYTICAL SERVICES, INC.
                (ASSUMES ALL DISTRIBUTIONS REINVESTED AT NAV)

     The WIDE SWINGS IN LONG TERM INTEREST RATES IN FISCAL 1996 TURNED OUT TO BE AN OPPORTUNITY for the Fund, although we had to make some mid-course adjustments. The yields of 30 year Treasury bonds rose from around 6% at the start of the year to a high of close to 7 1/4% by early summer, only to tumble to roughly 6 3/8% by November 30. The Fund's hedges served it well as interest rates rose, helping to offset much of the decline in the value of the Fund's preferred stock portfolio. As rates later declined, we gave back part of the gains on our hedges, but the accompanying rise in the value of our preferred stocks more than made up for it. When the smoke cleared, the NAV was up and the Fund had a win-win result with net appreciation for the year on both its hedges and its preferred stocks.

     There were also CROSSCURRENTS WITHIN THE PREFERRED STOCK MARKET IN FISCAL 1996. In the heat of the budget battle in December, 1995, the Clinton Administration proposed some tax law changes that would have reduced the benefits of the Dividends Received Deduction ("DRD") for corporate investors, with negative overtones for traditional preferred stocks eligible for the DRD. As the year wore on, investors' concern about adverse tax changes faded, and the market for traditional preferred stocks strengthened significantly. The market now seems to be focusing almost exclusively on the shrinking supply of traditional preferreds. Such traditional preferreds are being steadily replaced by newer forms of "hybrid" preferreds that do not qualify for the DRD, but may offer greater tax advantages to issuers. The growing recognition of what we have previously called the "creeping scarcity" of traditional preferreds has benefited the Fund's portfolio significantly.

     The following "pie charts" illustrate the SHIFTS DURING THE YEAR IN THE PORTIONS OF THE PORTFOLIO ALLOCATED TO VARIOUS SECTORS OF THE PREFERRED MARKET. The increase in adjustable rate preferreds ("ARPs") from 24% to 35%, in round numbers, was especially helpful to the Fund's performance. For most of the year, ARPs dawdled along, becoming increasingly undervalued in our opinion, until they caught fire in the last quarter. We also ventured, to the extent of 6% of the portfolio, into "hybrid" preferreds that are not eligible for the DRD. The latter purchases reflected specific opportunities uncovered in a market sector that we previously considered to be generally overpriced.

                                 [Pie Charts]

                     Preferred Income Management Fund
                           11/30/95     11/30/96
                           --------     --------
Adjustable Rates             24.0%        35.0%
Traditional Fixed Rates      75.1%        55.6%
Non-DRD Preferreds            0.0%         5.5%
Common Stock                  0.0%         1.8%
Cash & Other                  0.9%         2.1%



     THE FISCAL 1996 RETURN OF 20.5% BASED ON THE MARKET PRICE OF THE FUND'S SHARES WAS HELPED BY A NARROWING OF THE DISCOUNT OF THE MARKET PRICE FROM NAV DURING THE YEAR, as shown by the chart on the following page. The narrowing may reflect the market scarcity of preferreds eligible for the DRD, which make up most of the Fund's portfolio, and fading concern over the risk of tax changes. The purchase of over 20% of the common shares of the Fund by Horesji Enterprises, Inc. has clearly had a market impact also.

            [Graph showing Premium/Discount of Market Price to NAV]

                                      PREFERRED INCOME MANAGEMENT FUND
                        Premium/Discount of Market Price to NAV through November 1996

                Premium/                   Premium/                      Premium/                 Premium/
      Date      Discount         Date      Discount             Date     Discount        Date     Discount
      ----      --------         ----      --------             ----     --------        ----     --------
    02/19/93     7.53%         02/11/94     -4.88%            02/03/95    -3.69%       01/26/96   -12.42%
    02/26/93     7.88%         02/18/94     -5.15%            02/10/95    -3.46%       02/02/96   -12.40%
    03/05/93     6.89%         02/25/94     -6.32%            02/17/95    -4.91%       02/09/96   -12.40%
    03/12/93     4.24%         03/04/94     -2.57%            02/24/95    -2.10%       02/16/96   -12.91%
    03/19/93     4.31%         03/11/94     -3.85%            03/03/95    -2.64%       02/23/96   -12.94%
    03/26/93     4.76%         03/18/94     -7.21%            03/10/95    -6.18%       03/01/96   -13.00%
    04/02/93     3.72%         03/25/94     -7.08%            03/17/95    -6.69%       03/08/96   -15.31%
    04/09/93     1.95%         04/01/94     -8.48%            03/24/95    -5.66%       03/15/96   -13.85%
    04/16/93     3.07%         04/08/94     -8.32%            03/31/95    -2.56%       03/22/96   -15.19%
    04/23/93     4.53%         04/15/94    -12.34%            04/07/95    -2.19%       03/29/96   -15.43%
    04/30/93     4.61%         04/22/94     -9.73%            04/14/95    -2.72%       04/05/96   -13.73%
    05/07/93     5.20%         04/29/94    -11.11%            04/21/95    -2.11%       04/12/96   -14.31%
    05/14/93     3.43%         05/06/94     -9.59%            04/28/95    -2.28%       04/19/96   -13.37%
    05/21/93     4.54%         05/13/94     -7.27%            05/05/95    -4.20%       04/26/96   -14.19%
    05/28/93     3.28%         05/20/94     -7.30%            05/12/95    -3.85%       05/03/96   -14.13%
    06/04/93     3.13%         05/27/94     -8.24%            05/19/95    -7.41%       05/10/96   -13.97%
    06/11/93     3.65%         06/03/94     -6.79%            05/26/95   -10.65%       05/17/96   -14.63%
    06/18/93     2.24%         06/10/94     -5.35%            06/02/95    -4.18%       05/24/96   -14.63%
    06/25/93     4.02%         06/17/94     -3.06%            06/09/95    -7.85%       05/31/96   -13.76%
    07/02/93     4.31%         06/24/94     -4.28%            06/16/95    -9.49%       06/07/96   -15.21%
    07/09/93     2.79%         07/01/94     -3.56%            06/23/95    -8.14%       06/14/96   -14.28%
    07/16/93     2.80%         07/08/94     -3.05%            06/30/95    -6.64%       06/21/96   -13.85%
    07/23/93     3.22%         07/15/94     -0.45%            07/07/95    -6.68%       06/28/96   -11.58%
    07/30/93     3.37%         07/22/94     -5.09%            07/14/95    -8.41%       07/05/96   -11.22%
    08/06/93     2.43%         07/29/94     -3.41%            07/21/95    -9.79%       07/12/96   -11.40%
    08/13/93     3.23%         08/05/94     -2.50%            07/28/95    -9.27%       07/19/96   -11.58%
    08/20/93     2.22%         08/12/94     -5.09%            08/04/95    -8.89%       07/26/96    -9.03%
    08/27/93     0.35%         08/19/94     -4.80%            08/11/95    -9.21%       08/02/96    -8.75%
    09/03/93     1.44%         08/26/94     -3.04%            08/18/95   -10.26%       08/09/96    -9.79%
    09/10/93     0.52%         09/02/94     -3.41%            08/25/95    -8.21%       08/16/96    -9.61%
    09/17/93    -1.72%         09/09/94     -4.87%            09/01/95    -6.32%       08/23/96    -8.66%
    09/24/93     0.79%         09/16/94     -6.63%            09/08/95    -6.72%       08/30/96    -7.96%
    10/01/93    -0.62%         09/23/94     -7.34%            09/15/95    -8.52%       09/06/96    -7.89%
    10/08/93    -0.44%         09/30/94     -6.30%            09/22/95    -7.71%       09/13/96    -3.78%
    10/15/93    -0.67%         10/07/94     -8.35%            09/29/95    -6.85%       09/20/96    -4.99%
    10/22/93    -2.48%         10/14/94    -11.68%            10/06/95    -8.71%       09/27/96    -4.99%
    10/29/93    -1.09%         10/21/94    -14.97%            10/13/95   -10.59%       10/04/96    -4.18%
    11/05/93     1.28%         10/28/94    -10.57%            10/20/95    -9.65%       10/11/96    -5.04%
    11/12/93     1.33%         11/04/94     -7.48%            10/27/95   -10.53%       10/18/96    -4.04%
    11/19/93    -5.73%         11/11/94    -10.08%            11/03/95   -11.89%       10/25/96    -4.31%
    11/26/93    -1.82%         11/18/94     -8.31%            11/10/95    -9.78%       11/01/96    -4.36%
    12/03/93    -0.14%         11/23/94     -6.12%            11/17/95   -10.47%       11/08/96    -5.18%
    12/10/93    -4.25%         12/02/94     -5.97%            11/24/95   -10.40%       11/15/96    -6.11%
    12/17/93    -5.09%         12/09/94     -7.14%            12/01/95    -9.98%       11/22/96    -4.16%
    12/24/93    -3.98%         12/16/94     -8.36%            12/08/95   -11.21%       11/29/96    -4.47%
    12/31/93    -5.49%         12/23/94     -9.32%            12/15/95   -11.65%       12/06/96    -3.40%
    01/07/94     0.43%         12/30/94    -11.81%            12/22/95   -12.61%       12/13/96    -4.16%
    01/14/94    -0.75%         01/06/95     -6.69%            12/29/95   -13.52%       12/20/96    -5.12%
    01/21/94    -3.02%         01/13/95     -4.23%            01/05/96   -12.10%
    01/28/94    -3.30%         01/20/95     -5.41%            01/12/96   -11.79%
    02/04/94    -2.20%         01/27/95     -7.11%            01/19/96   -14.06%


     On December 31, 1996, the Fund paid A SPECIAL DISTRIBUTION TO SHAREHOLDERS OF $0.14 PER SHARE. Information on the tax status of that distribution appears on page 23 of this report.

     The Fund's income is doing well. We raised the dividend rate once during the fiscal year after the run-up in interest rates in early Spring. Following the year-end distributions, THE FUND WILL RESUME REGULAR MONTHLY DISTRIBUTIONS IN JANUARY, 1997 AT THE PREVIOUS RATE OF $0.087 PER SHARE.

     We are also watching the nickels and dimes closely. The management of THE FUND CONDUCTED AN EXTENSIVE REVIEW OF GENERAL AND ADMINISTRATIVE COSTS during the year in light of an increasingly competitive market for such services. Meaningful reductions have been achieved in several areas, which will generally come into effect in fiscal 1997. Additional information appears in Footnote No. 2 to the financial statements in this report.

     The Fund's Board of Directors recently ELIMINATED THE POLICY THAT THE FUND'S PORTFOLIO BE MANAGED WITH A VIEW TO MAXIMIZING DISTRIBUTIONS THAT ARE ELIGIBLE FOR THE DRD. This change is intended to create future flexibility rather than to signal any significant near term shift in the Fund's portfolio. It is very difficult to pinpoint what the situation will be several years down the road given the tax factors mentioned above and recent changes in bank regulation that could contribute to the shrinkage of the supply of preferred stocks eligible for the DRD. We simply want to be prepared for whatever may come.

     The Question and Answer section that follows is recommended reading. It provides additional information on such matters as the Fund's income and performance, the discount from NAV and the situation surrounding the DRD.

                                         Sincerely,

                                         /s/ Robert T. Flaherty
                                         -------------------------------
                                         Robert T. Flaherty
                                         Chairman of the Board

December 31, 1996



                   QUESTIONS AND ANSWERS CONCERNING THE FUND

HAS THE FUND'S INCOME STRATEGY WORKED AS EXPECTED?

     Yes, our income strategy has worked very well. Just to remind everyone, we expect income to rise and fall with long term interest rates. However, we would like it to go up more when rates are on the upswing and fall less when rates go down.

     The chart on the following page, which is one of our favorites, is a rerun from last year's annual report. It shows the history of the Fund's income (on the left hand scale) against the level of interest rates on long term Treasury bonds (on the right hand scale). Over the life of the Fund, income has increased when interest rates were rising and given ground only begrudgingly when rates were falling. That is what we set out to do.

     The chart is based on a hypothetical investment in 1,000 shares ($15,000) initial investment of the Fund's common stock at the inception of the Fund. We have assumed that the shareholder took the regular dividend in cash each month and used only the amount by which the year-end distributions were above and beyond the regular dividends to buy additional shares at net asset value. The Fund's income has been projected into January, 1997 to reflect the year-end distribution and the dividend rate that will be effective afterwards.

[Graph showing the history of the Funds income against the level of interest rates on long term Treasury bonds on a 1,000 shares ($15,000) initial investment]

                       PREFERRED INCOME MANAGEMENT FUND
               MONTHLY DIVIDEND INCOME THROUGH DECEMBER 31, 1996
                On a 1,000 Shares ($15,000) Initial Investment
          Income                               Income
          W/Reinv.    30 Yr Treas             W/Reinv.     30 Yr Treas
Date     Cap Gains       Yld           Date   Cap Gains        Yld
----     ---------      -----          ----   ---------       -----
Feb-93                  6.90%         Feb-95    $95.35        7.55%
Mar-93                  6.92%         Mar-95    $95.35        7.43%
Apr-93                  6.93%         Apr-95    $95.35        7.33%
May-93    $87.50        6.98%         May-95    $95.35        6.63%
Jun-93    $87.50        6.67%         Jun-95    $90.23        6.54%
Jul-93    $87.50        6.56%         Jul-95    $90.23        6.90%
Aug-93    $87.50        6.09%         Aug-95    $90.23        6.61%
Sep-93    $87.50        6.02%         Sep-95    $90.23        6.50%
Oct-93    $87.50        5.97%         Oct-95    $90.23        6.36%
Nov-93    $87.50        6.30%         Nov-95    $90.23        6.08%
Dec-93    $85.65        6.35%         Dec-95    $84.07        5.95%
Jan-94    $85.65        6.24%         Jan-96    $84.07        6.05%
Feb-94    $85.65        6.66%         Feb-96    $84.07        6.36%
Mar-94    $85.65        7.09%         Mar-96    $84.07        6.67%
Apr-94    $85.65        7.26%         Apr-96    $84.07        6.83%
May-94    $91.77        7.34%         May-96    $89.20        7.00%
Jun-94    $91.77        7.61%         Jun-96    $89.20        6.95%
Jul-94    $91.77        7.39%         Jul-96    $89.20        7.01%
Aug-94    $91.77        7.48%         Aug-96    $89.20        7.12%
Sep-94    $91.77        7.82%         Sep-96    $89.20        6.90%
Oct-94    $91.77        7.96%         Oct-96    $89.20        6.81%
Nov-94    $95.34        7.94%         Nov-96    $89.20        6.51%
Dec-94    $95.35        7.88%         Dec-96    $89.51        6.60%
Jan-95    $95.35        7.73%


All December distributions in excess of regular monthly dividends are assumed to be reinvested at NAV


HOW HAS THE FUND'S NAV RETURN BEEN ABLE TO OUTPERFORM THE PREVIOUSLY MENTIONED GROUP OF INVESTMENT QUALITY BOND FUNDS IN BOTH GOOD AND BAD MARKETS?

     The rather remarkable record shown in the chart on the first page of this report is actually just the flip side of the success of our income strategy discussed above.

     It is not too surprising that we have done well relative to the group of bond funds when long term interest rates have increased. Our hedging strategies have generally been profitable when that has happened, giving us a source of funds to add to our portfolio and increase income. Such hedging gains have also cushioned the decline in the value of our preferred stock holdings and helped support the Fund's NAV. The key has been keeping overall principal declines small enough to get a good result even after the magnifying effect of the Fund's leverage. So far, we have been able to do just that.

     Beating the bond funds when interest rates were falling was a good trick. We do not expect the Fund's portfolio to keep up with a sharply rising bond market, since it will have to absorb some hedging losses. If we can stay close, however, the Fund's leverage should do the rest. Our success in limiting hedge losses was due, in part, to hedging by buying put options (on Treasury bond futures contracts) where the risk can not exceed the purchase price. The hedge losses we did incur were covered by selling some of the preferred stocks in the Fund's portfolio. Income declined as we did that, of course, which is expected when rates fall.

     The Fund's returns also reflect successful execution "in the trenches" of hundreds of market and credit decisions designed to take advantage of the inefficient nature of the preferred market. Active management in a relatively illiquid market may seem like a contradiction in terms, but it is an important source of added value.

HAS THE RETURN ON THE MARKET PRICE OF THE FUND'S SHARES KEPT UP WITH THE STRONG PERFORMANCE OF NAV?

     The following chart shows the cumulative market value and NAV of an investment of $1,000 in the Fund at its inception. Recently, the market value has done even better than NAV as the discount from NAV has narrowed, due in part to the previously mentioned purchases of the shares by Horesji Enterprises, Inc. Previously, particularly in fiscal 1993 and 1994, the opposite was true as the market price of the Fund's shares went from a premium to a discount.

[Graph showing NAV and Market Performance on a $1,000 investment]

                       PREFERRED INCOME MANAGEMENT FUND
              NAV AND MARKET PERFORMANCE ON A $1,000 INVESTMENT

          Total NAV    Total Market                Total NAV    Total Market
          Value of      Value of                   Value of      Value of
 Date    Shares Held    Shares Held       Date    Shares Held    Shares Held
 ----    -----------   ------------       ----    -----------   ------------
Feb-93     $  930         $1,000         Dec-94     $  948         $  850
Feb-93     $  935         $1,008         Jan-95     $  978         $  925
Mar-93     $  939         $  983         Feb-95     $1,002         $  981
Apr-93     $  940         $  983         Mar-95     $1,009         $  989
May-93     $  942         $  973         Apr-95     $1,034         $1,016
Jun-93     $  964         $  996         May-95     $1,113         $1,033
Jul-93     $  977         $1,010         Jun-95     $1,118         $1,051
Aug-93     $  991         $  991         Jul-95     $1,119         $1,027
Sep-93     $1,003         $  996         Aug-95     $1,144         $1,076
Oct-93     $1,013         $1,002         Sep-95     $1,164         $1,093
Nov-93     $  999         $  939         Oct-95     $1,192         $1,080
Dec-93     $1,000         $  946         Nov-95     $1,216         $1,108
Jan-94     $1,001         $  960         Dec-95     $1,204         $1,041
Feb-94     $1,007         $  957         Jan-96     $1,213         $1,069
Mar-94     $1,002         $  918         Feb-96     $1,197         $1,066
Apr-94     $  997         $  888         Mar-96     $1,215         $1,073
May-94     $  986         $  922         Apr-96     $1,217         $1,069
Jun-94     $  990         $  947         May-96     $1,243         $1,088
Jul-94     $  984         $  962         Jun-96     $1,257         $1,128
Aug-94     $  990         $  960         Jul-96     $1,255         $1,169
Sep-94     $  978         $  929         Aug-96     $1,258         $1,177
Oct-94     $  966         $  888         Sep-96     $1,271         $1,252
Nov-94     $  938         $  867         Oct-96     $1,330         $1,305
                                                    Nov-96    $1374          $1,336

     NAV Performance assumes all dividends reinvested at Net Assets Value Market Performance assumes all dividends reinvested at Dividends Reinvestment Plan price
     Past performance is not necessarily indicative of future performance.

     The chart sends a very strong message. Swings in premiums and discounts can cause distortions between market and NAV performance over shorter periods. Over longer periods, it is much more difficult for the market to take leave of the reality of NAV, which is the value actually standing behind each share of the Fund.

     The most important point is that returns have been good on both NAV and market price. The table below sets forth the total returns on NAV and Market per year for the last fiscal year, the last two fiscal years and since the inception of the Fund, assuming all dividends were reinvested at the Dividend Reinvestment Plan price.

                                                 TOTAL RETURN PER
                                                       YEAR
                                               --------------------
                                                          ON MARKET
                                               ON NAV       PRICE
                                               ------     ---------
   Fiscal 1996...............................   13.9%        20.5%
   Last 2 Fiscal Years, 1995 and 1996........   21.9         24.8
   Inception Through Fiscal 1996.............   11.4          8.0

WHAT CAN BE DONE ABOUT SHARE PRICE DISCOUNTS?

     This is a tough question. The easy answers that often come up in connection with reducing discounts do not offer much promise for the Preferred Income Management Fund. As discussed previously in these letters, converting to an open-end format would require the Fund to give up its leverage, which is an important element in its strategy. Furthermore, we believe that a closed-end fund is better able to take advantage of periods when the preferred market is relatively illiquid. Stock repurchase offers have not demonstrated any lasting effect on narrowing discounts.

IS THE FUND STILL APPROPRIATE FOR CORPORATE INVESTORS GIVEN THE PREVIOUSLY MENTIONED CHANGE IN POLICY REGARDING MAXIMIZING THE DIVIDENDS RECEIVED DEDUCTION?

     We think it is very appropriate. Remember, this is still a preferred fund. Traditional preferred stocks that qualify for the DRD account for the lion's share of its portfolio. Subject to future market developments, we do not see that changing significantly in the near future.

     It is very difficult to predict the future course of tax policy. The Clinton Administration has previously proposed restricting the tax "loophole" that is stimulating the replacement of DRD-eligible preferreds by new hybrid preferreds. However, the Administration has also proposed reducing the DRD percentage from 70% to 50%. As things are going now, the DRD could continue at 70% but be available only to a much smaller, and probably higher priced, supply of traditional preferreds.

     We do not want to make this change in the Fund's policy regarding the DRD into any more or less than it really is. Some new development will probably come along well before traditional preferreds become high-priced buggy whips, largely replaced by hybrid preferreds. It is in the best interests of all shareholders, corporate or not, for the Fund to be as flexible as possible in dealing with whatever develops.

--------------------------------------------------------------------------------
Preferred Income Management Fund Incorporated
FINANCIAL DATA
PER SHARE OF COMMON STOCK (UNAUDITED)
----------------------------------------------

                                                                              NYSE          DIVIDEND
                                                 DIVIDEND    NET ASSET      CLOSING       REINVESTMENT
                                                   PAID        VALUE         PRICE          PRICE(1)
                                                 --------    ---------      -------       ------------
December 29, 1995..............................   $0.082      $14.31        $12.375         $12.38
January 31, 1996...............................    0.082       14.34         12.500          12.56
February 29, 1996..............................    0.082       14.06         12.250          12.28
March 29, 1996 ................................    0.082       14.19         12.000          12.03
April 30, 1996 ................................    0.082       14.14         12.250          12.21
May 31, 1996...................................    0.087       14.35         12.375          12.39
June 28, 1996..................................    0.087       14.42         12.750          12.76
July 31, 1996..................................    0.087       14.32         13.125          13.14
August 30, 1996 ...............................    0.087       14.26         13.125          13.15
September 30, 1996.............................    0.087       14.32         13.875          13.89
October 31, 1996...............................    0.087       14.90         14.375          14.34
November 29, 1996..............................    0.087       15.31         14.625          14.73

---------------

(1) See ADDITIONAL INFORMATION; Dividend Reinvestment and Cash Purchase Plan on pages 26 and 27 of this report.

                                        8

--------------------------------------------------------------------------------
                                   Preferred Income Management Fund Incorporated
                                                        PORTFOLIO OF INVESTMENTS
                                                               NOVEMBER 30, 1996
                                   ---------------------------------------------

                                                   VALUE
  SHARES                                          (NOTE 1)
-----------                                     ------------
PREFERRED STOCKS AND SECURITIES -- 96.1%
  ADJUSTABLE RATE PREFERRED STOCKS -- 35.0%
        UTILITIES -- 5.6%
     21,840   Arizona Public Service Company,
                Series Q, Adj. Rate Pfd. .....   $ 2,031,120
     41,700   ENSERCH Corporation,
                Series F, Adj. Rate Pfd. .....       964,313
     19,500   Georgia Power Company,
                Series 1993-2 L,
                Adj. Rate Pfd. ...............       441,187
     17,417   Illinois Power Company,
                Series A, Adj. Rate Pfd. .....       808,802
     78,500   New York State Electric & Gas
                Corporation,
                Series B, Adj. Rate Pfd. .....     1,844,750
    180,000   Niagara Mohawk Power
                Corporation, Series B,
                Adj. Rate Pfd. ...............     3,645,000
              Northern States Power Company:
     10,400     Series A, Adj. Rate Pfd. .....     1,001,000
      6,000     Series B, Adj. Rate Pfd. .....       578,250
     32,700   Puget Sound Power & Light
                Company, Series B,
                Adj. Rate Pfd. ...............       741,881
      3,415   Texas Utilities Electric
                Company, Series B,
                Adj. Rate Pfd. ...............       343,634
                                                 -----------
              TOTAL UTILITY ADJUSTABLE RATE
                PREFERRED STOCKS..............    12,399,937
                                                 -----------
        BANKING -- 29.4%
              Bank of Boston Corporation:
     10,500     Series A, Adj. Rate Pfd. .....       495,469
     96,676     Series B, Adj. Rate Pfd. .....     4,543,772
     41,315     Series C, Adj. Rate Pfd. .....     3,532,432
              BankAmerica Corporation:
     14,361     Series A, Adj. Rate Pfd. .....       710,870
     72,000     Series B, Adj. Rate Pfd. .....     6,750,000
              Bankers Trust New York
                Corporation:
    250,200     Series Q, Adj. Rate Pfd. .....     5,660,775
      6,500     Series R, Adj. Rate Pfd. .....       147,875
              Chase Manhattan Corporation:
     13,900     Series L, Adj. Rate Pfd. .....     1,306,600
     25,500     Series N, Adj. Rate Pfd. .....       605,625
    110,514     Second Series,
                Adj. Rate Pfd. ...............    10,374,502
      1,700     Third Series, Adj. Rate Pfd. .       169,044
     35,000     Series 19, Adj. Rate Pfd. ....       813,750
              First Chicago NBD:
     66,000     Series B, Adj. Rate Pfd. .....     6,265,875
     17,400     Series C, Adj. Rate Pfd. .....     1,722,600
     71,198   Fleet Financial Group, Inc.,
                Adj. Rate Pfd. ...............     3,328,506
     93,200   HSBC Americas Inc.,
                Series A, Adj. Rate Pfd. .....     4,357,100
    211,800   MBNA Corporation,
                Series B, Adj. Rate Pfd. .....     5,467,087
     41,300   Morgan (J.P.) & Company Inc.,
                Series A, Adj. Rate Pfd. .....     3,314,325
    176,750   Republic New York Corporation,
                Series D, Adj. Rate Pfd. .....     4,131,531
     36,000   Wells Fargo & Company,
                Series B, Adj. Rate Pfd. .....     1,656,000
                                                 -----------
              TOTAL BANKING ADJUSTABLE RATE
                PREFERRED STOCKS..............    65,353,738
                                                 -----------
              TOTAL ADJUSTABLE RATE
                PREFERRED STOCKS..............    77,753,675
                                                 -----------

  FIXED RATE PREFERRED STOCKS AND SECURITIES -- 61.1%
        UTILITIES -- 39.0%
              Alabama Power Company:
    139,800     Class A, 6.40% Pfd. ..........     3,477,525
     51,351     Series 1992-1, 7.60% Pfd. ....     1,293,403
     45,018     Series 1992-2, 7.60% Pfd. ....     1,139,518
     45,000   Appalachian Power Company,
                Series A, 8.25% TOPRS.........     1,130,625
              Arizona Public Service Company:
        510     $2.36 Pfd. ...................        17,977
     87,350     Series W, 7.25% Pfd. .........     2,205,587

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Management Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1996
----------------------------------------------

                                                   VALUE
  SHARES                                          (NOTE 1)
-----------                                     ------------

PREFERRED STOCKS AND SECURITIES (CONTINUED)
  FIXED RATE PREFERRED STOCKS AND SECURITIES (CONTINUED)
        UTILITIES (CONTINUED)
              Baltimore Gas & Electric
                Company:
     46,200     Series 1993, 6.70% Pfd. ......  $4,943,400
      3,500     Series 1993, 7.125% Pfd. .....     383,250
     35,750     Series 1995, 6.99% Pfd. ......   3,919,094
      7,500   Boston Edison Company,
                4.78% Pfd. ...................     526,875
      3,000   Columbus Southern Power Company,
                7.875% Sinking Fund Pfd. .....     319,875
      5,315   Commonwealth Edison Company,
                $8.40 Pfd. ...................     547,445
              Consumers Power Company:
      2,610     $4.16 Pfd. ...................     146,486
     46,198     Class A, 8.32% Pfd. ..........   1,183,824
      2,850     Series G, $7.76 Pfd. .........     285,712
     22,300     Detroit Edison Company,
                7.75% Pfd. ...................     577,013
              Duke Power Company:
      4,500     Series C, 4.50% Pfd. .........     334,125
     20,000     Series S, 7.85% Pfd. .........   2,232,500
     36,750     Series W, 7.00% Pfd. .........   3,955,219
      4,000     Series X, 6.75% Sinking
                Fund Pfd. ....................     421,500
     21,845     Series Y, 7.04% Pfd. .........   2,356,529
     33,750   Duquesne Capital,
                Series A, 8.375% MIPS.........     844,594
              Florida Power & Light Company:
      5,000     Series E, 4.35% Pfd. .........     346,250
     35,600     Series S, 6.98% Pfd. .........   3,844,800
     31,800     Series T, 7.05% Pfd. .........   3,450,300
     10,800     Series U, 6.75% Pfd. .........   1,151,550
     12,000   Gulf Power Company,
                Series A, 7.00% Pfd. .........     304,500
     10,000   Jersey Central Power & Light Company,
                Series K, 7.52%
                Sinking Fund Pfd. ............   1,052,500
      3,640   Kansas City Power & Light
                Company, 4.50% Pfd. ..........     266,175
              Mississippi Power Company:
      1,400     7.00% Pfd. ...................     145,425
     25,000     7.25% Pfd. ...................     637,500
      8,500   Monongahela Power Company,
                Series L, $7.73 Pfd. .........     936,062
     52,000   Montana Power Capital,
                Series A, 8.45% QUIPS.........   1,326,000
      5,100   Montana Power Company,
                $6.875 Pfd. ..................     545,063
      6,000   New York State Electric & Gas
                Corporation,
                6.48% Pfd.....................     573,750
              Niagara Mohawk Power
                Corporation:
     12,600     4.10% Pfd. ...................     549,675
     27,800     7.85% Sinking Fund Pfd. ......     688,050
     23,150     9.50% Pfd. ...................     555,021
      5,000   Northern States Power Company,
                Series H, $6.80 Pfd. .........     520,000
              Ohio Edison Company:
      2,700     4.44% Pfd. ...................     160,313
      8,000     4.56% Pfd. ...................     481,000
      4,000   Pacificorp,
                7.48% Sinking Fund Pfd. ......     437,000
              PECO Energy Company:
     42,365     $3.80 Pfd. ...................   2,499,535
     20,190     $4.30 Pfd. ...................   1,347,683
     34,300   Pennsylvania Power Company,
                7.75% Pfd. ...................   3,327,100
     20,200   Pennsylvania Power & Light
                Company, $6.75 Pfd. ..........   2,161,400
              PSI Energy, Inc.:
      4,250     6.875% Pfd. ..................     454,219
    156,040     7.44% Pfd. ...................   3,969,268
              Puget Sound Power & Light
                Company:
     43,950     7.75% Sinking Fund Pfd. ......   4,666,941
     38,068     7.875% Pfd. ..................     970,734
      9,960   Rochester Gas & Electric
                Corporation, Series I,
                4.75% Pfd. ...................     718,365
     85,250   San Diego Gas & Electric
                Company, 6.80% Pfd. ..........   2,317,734
     43,000   Sierra Pacific Capital,
                8.60% TOPRS...................   1,126,062
     18,566   Southern California Gas Company,
                7.75% Pfd. ...................     478,075

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   Preferred Income Management Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 1996
                                   ---------------------------------------------

                                                   VALUE
  SHARES                                          (NOTE 1)
-----------                                     ------------
PREFERRED STOCKS AND SECURITIES (CONTINUED)
  FIXED RATE PREFERRED STOCKS AND SECURITIES (CONTINUED)
        UTILITIES (CONTINUED)
              Texas Utilities Electric
                Company:
      6,692     $7.20 Pfd. ...................  $   686,767
     10,850     $7.98 Pfd. ...................    1,189,431
              TU Capital:
      6,200     Series M, 8.25% TOPRS.........      155,465
     14,000     Series N, 9.00% TOPRS.........      365,750
              Union Electric Company:
     21,200     $7.64 Pfd. ...................    2,347,900
      7,500     Series G, $6.40 Pfd. .........      750,937
              Virginia Electric & Power
                Company:
     20,100     $6.98 Pfd. ...................    2,163,262
     33,100     $7.05 Pfd. ...................    3,562,388
     37,500   Washington Natural Gas Company,
                Series II, 7.45% Pfd. ........    1,007,812
                                                -----------
              TOTAL UTILITY FIXED RATE
                PREFERRED STOCKS AND
                SECURITIES....................   86,479,838
                                                -----------
        BANKING -- 5.3%
     39,774   Ahmanson (H.F.) & Company,
                Series C, 8.40% Pfd. .........    1,036,610
              BankAmerica Corporation:
      5,600     Series L, 8.16% Pfd. .........      143,150
     22,700     Series M, 7.875% Pfd. ........      580,269
     21,000   Bankers Trust New York
                Corporation,
                Series O, 7.625% Pfd. ........      536,813
    116,450   Chase Manhattan Corporation,
                Series C, 10.84% Pfd. ........    3,588,116
              Fleet Financial Group, Inc.:
     42,700     Series VI, 6.75% Pfd. ........    2,265,769
     32,100     Series E, 9.35% Pfd. .........      902,812
     18,812   Great Western Financial
                Corporation, 8.30% Pfd. ......      487,936
     41,200   Morgan (J.P.) & Company Inc.,
                Series H, 6.625% Pfd. ........    2,147,550
                                                -----------
              TOTAL BANKING FIXED RATE
                PREFERRED STOCKS..............   11,689,025
                                                -----------
        FINANCIAL SERVICES -- 6.9%
    116,850   Household Capital,
                8.70% TOPRS...................    3,038,100
     95,160   Household International, Inc.,
                Series 1993 A, 7.35% Pfd. ....    2,462,265
    102,500   Lehman Brothers Holdings Inc.,
                5.00% Conv. Pfd. .............    2,690,625
    139,200   Merrill Lynch & Company, Inc.,
                Series A, 9.00% Pfd. .........    4,167,300
     55,600   Morgan Stanley Group Inc.,
                7.75% Pfd. ...................    3,009,350
                                                -----------
              TOTAL FINANCIAL SERVICES
                FIXED RATE PREFERRED STOCKS
                AND SECURITIES................   15,367,640
                                                -----------
        INDUSTRIAL -- 6.5%
     45,600   Coastal Corporation,
                Series H, $2.125 Pfd. ........    1,177,050
    113,137   Ford Motor Company,
                Series B, 8.25% Pfd. .........    3,146,623
     89,700   James River Corporation,
                Series O, 8.25% Pfd. .........    2,298,563
     97,650   Tenneco Inc.,
                Series A, 8.25% Pfd. .........    4,943,531
     93,900   Transcanada Pipeline Ltd., 8.50%
                COPRS.........................    2,412,056
      9,520   Viad Corporation,
                $4.75 Sinking Fund Pfd. ......      523,600
                                                -----------
              TOTAL INDUSTRIAL FIXED RATE
                PREFERRED STOCKS
                AND SECURITIES................   14,501,423
                                                -----------

                      See Notes to Financial Statements.
                                      11

--------------------------------------------------------------------------------
Preferred Income Management Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1996
---------------------------------------------

                                                   VALUE
  SHARES                                          (NOTE 1)
-----------                                     ------------
PREFERRED STOCKS AND SECURITIES (CONTINUED)
  FIXED RATE PREFERRED STOCKS AND SECURITIES (CONTINUED)
        INSURANCE -- 3.4%
    143,400   AON Corporation,
                8.00% Pfd. ...................  $  3,701,513
     75,000   Berkley (W.R.) Corporation,
                Series A, 7.375% Pfd. ........     1,931,250
     70,181   Hartford Capital,
                Series B, 8.35% QUIPS.........     1,807,161
              TOTAL INSURANCE FIXED RATE
                PREFERRED STOCKS
                AND SECURITIES................     7,439,924
                                                ------------
              TOTAL FIXED RATE
                PREFERRED STOCKS
                AND SECURITIES................   135,477,850
                                                ------------
              TOTAL PREFERRED STOCKS
                AND SECURITIES
                (Cost $198,958,391)...........   213,231,525
                                                ------------
COMMON STOCKS -- 1.8%
        UTILITIES -- 1.8%
     10,000   Consolidated Edison Company of
                New York, Inc. ...............       291,250
    177,900   Nevada Power Company............     3,646,950
                                                ------------
              TOTAL UTILITY COMMON STOCKS
                (Cost $4,107,550).............     3,938,200
                                                ------------
          MISCELLANEOUS SECURITIES -- 0.3% (Cost $1,500,397)
              Put Options on U.S. Treasury
                Bond Futures..................       652,907
                                                ------------

 PRINCIPAL
  AMOUNT
-----------
REPURCHASE AGREEMENT -- 1.2% (Cost $2,780,000)
 $2,780,000   Agreement with UBS Securities
                Inc., 5.60% dated 11/29/96, to
                be repurchased at $2,781,297
                on 12/2/96, collateralized by
                $2,879,000 U.S. Treasury Note,
                5.875% due 11/15/05
                (value $2,836,423)............     2,780,000
                                                ------------
TOTAL INVESTMENTS
  (Cost $207,346,338*).................. 99.4%   220,602,632
OTHER ASSETS AND LIABILITIES (Net)....... 0.6      1,237,723
                                        -----   ------------
NET ASSETS..............................100.0%  $221,840,355
                                        =====   ============

---------------
* Aggregate cost for Federal tax purposes is $206,936,976.

ABBREVIATIONS:

TOPRS   -- Trust Originated Preferred Securities (Note 7)
MIPS    -- Monthly Income Preferred Securities (Note 7)
QUIPS   -- Quarterly Income Preferred Securities (Note 7)
COPRS   -- Canadian Originated Preferred Securities (Note 7)

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   Preferred Income Management Fund Incorporated
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                               NOVEMBER 30, 1996
                                   ---------------------------------------------

ASSETS:
     Investments, at value (Cost $207,346,338) (Note 1)
       See accompanying schedule................................                      $220,602,632
     Cash.......................................................                               468
     Receivable for securities sold.............................                         2,018,982
     Dividends and interest receivable..........................                         1,690,539
     Prepaid expenses...........................................                            20,712
     Unamortized organization costs (Note 6)....................                            16,250
                                                                                      ------------
          Total Assets..........................................                       224,349,583
LIABILITIES:
     Payable for securities purchased...........................   $ 2,000,442
     Dividends payable..........................................       254,025
     Investment advisory fee payable (Note 2)...................       109,768
     Accrued expenses and other payables........................       144,993
                                                                   -----------
          Total Liabilities.....................................                         2,509,228
                                                                                      ------------
NET ASSETS......................................................                      $221,840,355
                                                                                      ============
NET ASSETS consist of:
     Undistributed net investment income (Note 1)...............                      $    773,100
     Accumulated net realized gain on investments sold
       (Note 1).................................................                           892,115
     Unrealized appreciation of investments (Note 3)............                        13,256,294
     Par value of Common Stock..................................                            94,167
     Paid-in capital in excess of par value of Common Stock.....                       129,324,679
     Money Market Cumulative Preferred[Trademark] Stock
       (Note 5).................................................                        77,500,000
                                                                                      ------------
          Total Net Assets......................................                      $221,840,355
                                                                                      ============
                                                                    PER SHARE
                                                                   -----------
NET ASSETS AVAILABLE TO:
     Money Market Cumulative Preferred[Trademark] Stock (775
       shares outstanding) redemption value.....................   $100,000.00        $ 77,500,000
     Accumulated undeclared dividends on Money Market Cumulative
       Preferred[Trademark] Stock...............................        186.53             144,559
                                                                   -----------        ------------
                                                                   $100,186.53          77,644,559
                                                                   ===========
     Common Stock (9,416,743 shares outstanding)................        $15.31         144,195,796
                                                                        ======        ------------
TOTAL NET ASSETS................................................                      $221,840,355
                                                                                      ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Management Fund Incorporated
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 1996
---------------------------------------------

INVESTMENT INCOME:
     Dividends.......................................................                  $15,582,701
     Interest........................................................                      168,986
                                                                                       -----------
          Total Investment Income....................................                   15,751,687
EXPENSES:
     Investment advisory fee (Note 2)................................   $1,297,033
     Administration fee (Note 2).....................................      404,874
     Money Market Cumulative Preferred[Trademark] broker commissions
       and Auction Agent fees........................................      196,992
     Shareholder servicing agent fees (Note 2).......................      137,554
     Insurance expense...............................................       97,620
     Legal and audit fees............................................       78,661
     Economic consulting fee (Note 2)................................       64,561
     Custodian fees (Note 2).........................................       60,646
     Directors' fees and expenses (Note 2)...........................       43,609
     Amortization of deferred organization costs (Note 6)............       12,600
     Other...........................................................       97,404
                                                                        ----------
          Total Expenses.............................................                    2,491,554
                                                                                       -----------
NET INVESTMENT INCOME................................................                   13,260,133
                                                                                       -----------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  (Notes 1 and 3):
     Net realized gain on investments sold during the year...........                    6,954,782
     Change in net unrealized appreciation/(depreciation) of
       investments during the year...................................                     (178,786)
                                                                                       -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS......................                    6,775,996
                                                                                       -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................                  $20,036,129
                                                                                       ===========

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
                                  Preferred Income Management Fund Incorporated

                                                   STATEMENT OF CHANGES IN NET ASSETS
                                   ----------------------------------------------

                                                                      YEAR ENDED             YEAR ENDED
                                                                   NOVEMBER 30, 1996      NOVEMBER 30, 1995
                                                                   -----------------      -----------------
OPERATIONS:
     Net investment income......................................     $ 13,260,133          $ 13,075,607
     Net realized gain/(loss) on investments sold
       during the year..........................................        6,954,782            (5,509,555)
     Change in net unrealized appreciation/(depreciation) of
       investments during the year..............................         (178,786)           28,666,896
                                                                     ------------          ------------
     Net increase in net assets resulting from operations.......       20,036,129            36,232,948
DISTRIBUTIONS:
     Dividends paid from net investment income to Money Market
       Cumulative Preferred[Trademark] Stock Shareholders
       (Note 5).................................................       (3,269,502)           (3,342,901)
     Distributions paid from net realized capital gains to Money
       Market Cumulative Preferred[Trademark] Stock Shareholders
      (Note 5)..................................................         (157,641)                   --
     Dividends paid from net investment income to Common Stock
       Shareholders.............................................       (9,595,715)          (10,857,594)
                                                                     ------------          ------------
NET INCREASE IN NET ASSETS FOR THE YEAR.........................        7,013,271            22,032,453
NET ASSETS:
Beginning of year...............................................      214,827,084           192,794,631
                                                                     -----------           -----------
End of year (including undistributed net investment income of
  $773,100 and $378,184, respectively)..........................     $221,840,355          $214,827,084
                                                                     ============          ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Management Fund Incorporated
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH YEAR.
---------------------------------------------------

     Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                         YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                                        NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                                            1996           1995           1994          1993*
                                                        ------------   ------------   ------------   ------------
OPERATING PERFORMANCE:
Net asset value, beginning of year.....................   $  14.54       $  12.22       $  14.36       $  13.95
                                                          --------       --------       --------       --------
Net investment income..................................       1.41           1.39           1.40           0.83
Net realized and unrealized gain/(loss) on
  investments..........................................       0.72           2.46          (1.94)          0.54
                                                          --------       --------       --------       --------
Net increase/(decrease) in net asset value resulting
  from investment operations...........................       2.13           3.85          (0.54)          1.37
Offering costs and Money Market Cumulative
  Preferred[Trademark] Stock underwriting commissions
  charged to paid-in capital...........................         --             --             --          (0.22)
DISTRIBUTIONS:
Dividends paid from net investment income to Money
  Market Cumulative Preferred[Trademark] Stock
  Shareholders.........................................      (0.34)         (0.36)         (0.28)         (0.09)
Distributions paid from net realized capital gains to
  Money Market Cumulative Preferred[Trademark] Stock
  Shareholders.........................................      (0.02)            --             --          (0.01)
Dividends paid from net investment income to Common
  Stock Shareholders...................................      (1.02)         (1.15)         (1.09)         (0.61)
Distributions paid from net realized capital gains to
  Common Stock Shareholders............................         --             --          (0.20)            --
Distributions in excess of net realized capital gains
  to Common Stock Shareholders.........................         --             --          (0.04)            --
Change in accumulated undeclared dividends on Money
  Market Cumulative Preferred[Trademark] Stock.........       0.02          (0.02)          0.01          (0.03)
                                                          --------       --------       --------       --------
Total distributions....................................      (1.36)         (1.53)         (1.60)         (0.74)
                                                          --------       --------       --------       --------
Net asset value, end of year...........................   $  15.31       $  14.54       $  12.22       $  14.36
                                                          ========       ========       ========       ========
Market value, end of year..............................   $ 14.625       $ 13.125       $ 11.125       $ 14.250
                                                          ========       ========       ========       ========
Total investment return based on net asset value***....     13.89%         30.38%        (5.79)%          7.40%
                                                          ========       ========       ========       ========
Total investment return based on market value***.......     20.50%         29.28%       (13.55)%        (0.89)%
                                                          ========       ========       ========       ========
Net assets, end of year (in 000's).....................   $221,840       $212,827       $192,795       $212,577
                                                          ========       ========       ========       ========
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK
  SHAREHOLDERS/SUPPLEMENTAL DATA:
  Net investment income................................       7.44%          7.81%          8.35%          6.59%**
  Operating expenses...................................       1.84%          1.89%          1.91%          1.66%**
  Portfolio turnover rate..............................         98%            93%           110%           135%
EXPENSE RATIO TO TOTAL AVERAGE NET ASSETS
  (WHICH INCLUDES MONEY MARKET CUMULATIVE
  PREFERRED[TRADEMARK] STOCK):
  Operating expenses...................................       1.17%          1.16%          1.18%          1.15%**

---------------

  * The Fund commenced operations on February 19, 1993.
 ** Annualized.
*** Assumes reinvestment of distributions.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   Preferred Income Management Fund Incorporated
                                                FINANCIAL HIGHLIGHTS (CONTINUED)
                                   ---------------------------------------------

     The table below sets out information with respect to Money Market Cumulative Preferred[Trademark] Stock currently outstanding.

                                             INVOLUNTARY           AVERAGE
                                ASSET        LIQUIDATING            MARKET
             TOTAL SHARES     COVERAGE       PREFERENCE             VALUE
             OUTSTANDING      PER SHARE     PER SHARE(1)      PER SHARE(1) & (2)
             ------------     ---------     -------------     ------------------
11/30/96          775         $286,246       $100,000            $100,000
11/30/95          775          277,196        100,000             100,000
11/30/94          775          248,767        100,000             100,000
11/30/93          775          274,293        100,000             100,000

---------------

(1) Excludes accumulated undeclared dividends.
(2) See Note 5.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Management Fund Incorporated
NOTES TO FINANCIAL STATEMENTS
---------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES

     Preferred Income Management Fund Incorporated (the "Fund") is a diversified, closed-end management investment company organized as a Maryland corporation on December 21, 1992 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. The Fund commenced operations on February 19, 1993. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

     Portfolio valuation: The net asset value of the Fund's Common Stock is determined by the Fund's administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets attributable to common shares by the number of shares of Common Stock outstanding. The value of the Fund's net assets attributable to common shares is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities, (ii) the aggregate liquidation value of the outstanding Money Market Cumulative Preferred[Trademark] Stock and (iii) accumulated and unpaid dividends on the outstanding Money Market Cumulative Preferred[Trademark] Stock. Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange on the day of valuation. In the absence of sales of listed securities and with respect to securities for which the most recent sale prices are not deemed to represent fair market value and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices when quoted prices for investments are readily available. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are considered comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less, are valued at amortized cost.

     Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis.

     Option accounting principles: Upon the purchase of a put option by the Fund, the total purchase price paid is recorded as an investment. The market valuation is determined as set forth in the second preceding paragraph. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price. The risks associated with purchasing options and the maximum loss the Fund would incur are limited to the purchase price originally paid.

     Repurchase Agreements: The Fund may engage in repurchase agreement transactions. The Fund's Board of Directors reviews and approves periodically the eligibility of the banks and dealers with which the Fund enters into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral and, in the event of counterparty default, the

--------------------------------------------------------------------------------
                                   Preferred Income Management Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   ---------------------------------------------

Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

     Dividends and distributions to shareholders: The Fund expects to declare dividends on a monthly basis to shareholders of Common Stock. The shareholders of Money Market Cumulative Preferred[Trademark] Stock are entitled to receive cumulative cash dividends as declared by the Fund's Board of Directors. Distributions to shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to shareholders at least annually. Any net realized long-term capital gains may be distributed to shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Any taxes paid by the Fund on such net realized long-term gains may be used by the Fund's Common Stock Shareholders as a credit against their own tax liabilities subject to the Fund qualifying as a regulated investment company as described in the following paragraph.

     Federal income taxes: The Fund intends to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no Federal income tax provision is required.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and the differing characterization of distributions made by the Fund.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE, DIRECTORS' FEES, ECONOMIC CONSULTING FEE, ADMINISTRATION FEE AND TRANSFER AGENT FEE

     Flaherty & Crumrine Incorporated (the "Adviser") serves as the Fund's Investment Adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.675% of the value of the Fund's average monthly net assets up to $100 million and 0.55% of the value of the Fund's average monthly net assets in excess of $100 million.

     The Fund currently pays each Director who is not a director, officer or employee of the Adviser a fee of $9,000 per annum, plus $500 for each in-person meeting of the Board of Directors or any committee and $100 for each telephone meeting. In addition, the Fund will reimburse all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

--------------------------------------------------------------------------------
Preferred Income Management Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
---------------------------------------------

     Prior to September 9, 1996, Lehman Brothers Global Economics ("Global Economics") (formerly Economic Advisors, Inc.), a department of Lehman Brothers Inc., served as the Fund's Economic Consultant. The Fund paid Global Economics at an annual rate equal to $75,000 for services provided. Allen Sinai served as the chief economist at Global Economics. On September 9, 1996, Mr. Sinai, along with other key economists, left Global Economics to join Primark Decision Economics Inc. ("Primark"). As of October 18, 1996, Primark serves as the Fund's Economic Consultant. The Fund pays Primark an annual fee equal to $45,333 for services provided.

     First Data Investor Services Group, Inc. ("FDISG"), a wholly owned subsidiary of First Data Corporation, serves as the Fund's Administrator and Transfer Agent. As Administrator, FDISG calculates the net asset value of the Fund's shares and generally assists in all aspects of the Fund's administration and operation. As compensation for FDISG's services as Administrator, the Fund pays FDISG a monthly fee at an annual rate of 0.19% of the Fund's average monthly net assets. Boston Safe Deposit and Trust Company ("Boston Safe"), a wholly owned subsidiary of Mellon Bank Corporation, serves as the Fund's Custodian. As compensation for Boston Safe's services as Custodian, the Fund pays Boston Safe a monthly fee at an annual rate of 0.02% of the Fund's average monthly net assets. FDISG also serves as the Fund's common stock servicing agent (transfer agent), dividend-paying agent and registrar, and as compensation for FDISG's services as transfer agent, the Fund pays FDISG a fee at an annual rate of 0.04% of the Fund's average monthly net assets plus certain out-of-pocket expenses.

     As of December 1, 1996, the fees paid by the Fund to its administrator, custodian and transfer agent have been revised as follows. The Fund will pay FDISG for administration services a monthly fee at an annual rate of 0.12% of the Fund's average monthly net assets. As compensation for Boston Safe's services as custodian, the Fund will pay Boston Safe a monthly fee at an annual rate of 0.01% of the Fund's average monthly net assets. The Fund will pay FDISG for transfer agency services a monthly fee at an annual rate of 0.02% of the Fund's average monthly net assets plus certain out-of-pocket expenses.

     Chase Manhattan Bank ("Auction Agent") serves as the Fund's Money Market Cumulative Preferred[Trademark] Stock transfer agent, registrar, dividend disbursing agent and redemption agent.

3.  PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities for the year ended November 30, 1996, excluding short-term investments, aggregated $204,067,060 and $204,207,075, respectively.

     At November 30, 1996, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $14,611,529 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $945,873.

--------------------------------------------------------------------------------
                                   Preferred Income Management Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  ----------------------------------------------

4.  COMMON STOCK

     At November 30, 1996, 240,000,000 shares of $0.01 par value Common Stock were authorized. There were no Common Stock transactions for the years ended November 30, 1996 and November 30, 1995.

5.  MONEY MARKET CUMULATIVE PREFERRED[TRADEMARK] STOCK

     The Fund's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. On April 30, 1993, the Fund received proceeds from the public offering of 775 shares of Money Market Cumulative Preferred[Trademark] Stock of $77,500,000 before offering costs of $171,219 and underwriting discounts and commissions paid directly to Lehman Brothers Inc. of $1,356,250. The Money Market Cumulative Preferred[Trademark] Stock is senior to the Common Stock and results in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Stock Shareholders. Dividends on shares of Money Market Cumulative Preferred[Trademark] Stock are cumulative.


     The Fund is required to meet certain asset coverage tests with respect to the Money Market Cumulative Preferred[Trademark] Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, Money Market Cumulative Preferred[Trademark] Stock at a redemption price of $100,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Stock Shareholders and could lead to sales of portfolio securities at inopportune times.

     If the Fund allocates any net gains or income ineligible for the Dividends Received Deduction to shares of the Money Market Cumulative Preferred[Trademark] Stock, the Fund may be required to make additional distributions to Money Market Cumulative Preferred[Trademark] Stock Shareholders or to pay a higher dividend rate in amounts needed to provide a return, net of tax, equal to the return had such originally paid distributions been eligible for the Dividends Received Deduction.

     An auction of the Money Market Cumulative Preferred[Trademark] Stock is generally held every 49 days. Existing shareholders may submit an order to hold, bid or sell such shares at par value on each auction date. Money Market Cumulative Preferred[Trademark] Stock Shareholders may also trade shares in the secondary market between auction dates.

     At November 30, 1996, 775 shares of Money Market Cumulative Preferred[Trademark] Stock were outstanding at the annual rate of 3.950%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Shareholders. While the Fund expects to structure the portfolio

--------------------------------------------------------------------------------
Preferred Income Management Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
---------------------------------------------

holdings and hedging transactions to lessen such risks to Common Stock Shareholders, there can be no assurance that such results will be attained.

6.  ORGANIZATION COSTS

     Costs incurred by the Fund in connection with its organization and initial public offering of Common Stock and Money Market Cumulative Preferred[Trademark] Stock were $32,000 and $31,000, respectively, and are being amortized on a straight-line basis over a five year period beginning February 19, 1993 (the date of the Fund's commencement of investment operations) and April 30, 1993 (the date of the issuance of the Fund's Money Market Cumulative Preferred[Trademark] Stock), respectively.


7.  PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

     The Fund invests primarily in adjustable and fixed rate preferred stocks. Under normal market conditions, the Fund invests at least 25% of its assets in securities issued by utilities and at least 25% of its assets in securities issued by companies in the banking industry. The Fund's portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives. The risks could adversely affect the ability and inclination of companies in these industries to declare and pay dividends or interest and the ability of holders of securities of such companies to realize any value from the assets of the issuer upon liquidation or bankruptcy. The Fund may also invest up to 15% of its assets at the time of purchase in securities rated below investment grade, provided that no such investment may be rated below both "Ba" by Moody's Investors Service, Inc. and "BB" by Standard & Poor's Ratings Group or judged to be comparable in quality at the time of purchase; however, any such securities must be issued by an issuer having an outstanding class of senior debt rated investment grade. The Fund may invest up to 15% of its assets in common stock. The Fund's investment policy regarding debt securities was amended by the Board of Directors on July 21, 1995. The amended policy allows the Fund to invest up to 35% of its assets collectively in the following securities: Trust Originated Preferred Securities ("TOPRS"), Monthly Income Preferred Securities ("MIPS"), Quarterly Income Debt Securities ("QUIDS"), Quarterly Income Preferred Securities ("QUIPS"), Canadian Originated Preferred Securities ("COPRS"), and similarly-structured instruments, subject to the quality standards set forth above.

8.  SPECIAL INVESTMENT TECHNIQUES

     The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures. The Fund may also enter into transactions, in accordance with its fundamental investment policies, involving any or all of the following:

--------------------------------------------------------------------------------
                                   Preferred Income Management Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   ---------------------------------------------

lending of portfolio securities, short sales of securities, futures contracts, options on futures contracts, and options on securities. With the exception of purchasing securities on a when-issued or delayed delivery basis or lending portfolio securities, these transactions are used for hedging or other appropriate risk-management purposes or, under certain other circumstances, to increase income. As of November 30, 1996, the Fund owned put options on U.S. Treasury Bond futures contracts. No assurance can be given that such transactions will achieve their desired purposes or will result in an overall reduction of risk to the Fund.

9.  SUBSEQUENT EVENTS

     On December 16, 1996, the Fund declared a dividend of $0.140 per share (of which for tax purposes $0.089 per share represents a dividend from net investment income and $0.051 per share represents a dividend from realized long term capital gains)to Common Stock Shareholders of record December 26, 1996, payable December 31, 1996.

     As a result of the gains realized by the Fund, a portion of the distributions paid to the Fund's Money Market Cumulative Preferred[Trademark] Stock Shareholders from January 1, 1996 through November 30, 1996 has been designated as being from long term capital gains, as required by ruling 89-81 of the Internal Revenue Service Code. Therefore, on December 16, 1996, the Fund declared an additional distribution of $43,762 payable December 18, 1996 to Money Market Cumulative Preferred[Trademark] Stock Shareholders as required by the Fund's Articles Supplementary. This additional distribution is required to reflect the fact that the original distributions did not qualify 100% for the corporate Dividends Received Deduction.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Preferred Income Management Fund Incorporated:

     We have audited the accompanying statement of assets and liabilities of the Preferred Income Management Fund Incorporated, including the portfolio of investments, as of November 30, 1996 and the related statement of operations for the year then ended and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period from February 19, 1993 (commencement of operations) to November 30, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Preferred Income Management Fund Incorporated as of November 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period from February 19, 1993 (commencement of operations) to November 30, 1993, in conformity with generally accepted accounting principles.

Boston, Massachusetts                               Coopers & Lybrand L.L.P.
January 3, 1997

--------------------------------------------------------------------------------
                                   Preferred Income Management Fund Incorporated
                                                     TAX INFORMATION (UNAUDITED)
                                   ---------------------------------------------

     For the fiscal year ended November 30, 1996, the Fund realized, and by December 31, 1996, had distributed long term capital gains to both Common Stock Shareholders and Money Market Cumulative Preferred[Trademark] Stock Shareholders of $640,231. The Fund, in doing so, has fully utilized all capital losses carried forward from the prior years. The amount may differ from those shown elsewhere in this annual report due to differences in the calculation of long term gains for tax purposes as compared with SEC financial reporting requirements. Of the total distributions attributable to the fiscal year ended November 30, 1996, including the Additional Distribution to Money Market Cumulative Preferred[Trademark] Stock Shareholders, 95.39% qualifies for the Dividends Received Deduction for eligible corporate investors. (See Note 9).

     For the calendar year ended December 31, 1996, 95.26% of all dividends paid to Common Stock Shareholders qualifies for the Dividends Received Deduction for eligible corporate investors. Shareholders should refer to Form 1099 when preparing their tax returns to determine the appropriate tax treatment of the distributions they received from the Fund in calendar year 1996.

--------------------------------------------------------------------------------
                                   Preferred Income Management Fund Incorporated
                          QUARTERLY RESULTS OF INVESTMENT OPERATIONS (UNAUDITED)
                          ------------------------------------------------------

                                                   AVAILABLE TO COMMON STOCK SHAREHOLDERS
                                    ---------------------------------------------------------------------
                                                               NET REALIZED            NET INCREASE/
                                                              AND UNREALIZED           (DECREASE) IN
                                                                GAIN/(LOSS)              NET ASSETS
               INVESTMENT INCOME    NET INVESTMENT INCOME     ON INVESTMENTS          FROM OPERATIONS
              --------------------  ---------------------  ---------------------   ----------------------
  QUARTER                    PER                    PER                    PER                      PER
   ENDED        TOTAL      SHARE*     TOTAL       SHARE*      TOTAL      SHARE*       TOTAL       SHARE*
------------  ----------   -------  ----------    -------  -----------   -------   -----------    -------
02/28/95      $3,872,051    $0.41   $2,375,761     $0.25   $ 5,347,446   $ 0.57    $ 7,723,207    $ 0.82
05/31/95       4,313,481     0.46    2,802,767      0.30    10,268,173     1.09     13,070,940      1.39
08/31/95       4,097,221     0.44    2,650,438      0.28     1,023,225     0.11      3,673,663      0.39
11/30/95       3,155,914     0.33    1,700,167      0.18     6,518,497     0.69      8,218,664      0.87
02/29/96       3,855,411     0.41    2,401,369      0.26    (4,640,103)   (0.49)    (2,238,734)    (0.23)
05/31/96       3,977,011     0.42    2,566,419      0.27     2,507,033     0.27      5,073,452      0.54
08/31/96       4,053,096     0.43    2,640,541      0.28    (1,006,421)   (0.11)     1,634,120      0.17
11/30/96       3,866,169     0.41    2,630,145      0.28     9,915,487     1.05     12,545,632      1.33

---------------
* Per share of common stock.

--------------------------------------------------------------------------------
Preferred Income Management Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED)
---------------------------------------------

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by FDISG as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund's Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, FDISG will buy shares of the Fund's Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund's next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If FDISG commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, FDISG will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to FDISG's open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the year ended November 30, 1996, $8,092 in brokerage commissions were incurred.

     The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend

--------------------------------------------------------------------------------
                                   Preferred Income Management Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
                                  ----------------------------------------------

payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

     In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred.

     A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying FDISG in writing, by completing the form on the back of the Plan account statement and forwarding it to FDISG or by calling FDISG directly. A termination will be effective immediately if notice is received by FDISG not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, FDISG will either (a) issue certificates for the whole shares credited to the shareholder's Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold common stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

     The Plan is described in more detail in the Fund's Plan brochure. Information concerning the Plan may be obtained from FDISG at 1-800-331-1710.

MEETING OF SHAREHOLDERS

     On July 19, 1996, the Fund held its Annual Meeting of Shareholders to (1) elect two Directors of the Fund, and (2) ratify the selection of Coopers & Lybrand L.L.P. as independent accountants for the Fund for the fiscal year ending November 30, 1996. The results of each proposal are as follows:

PROPOSAL 1:  ELECTION OF DIRECTORS.

        NAME                                                    FOR        AGAINST
        ----                                                 ---------     -------
Common Stock
       Robert F. Wulf....................................    8,482,904     152,679
Preferred Stock
       Donald F. Crumrine................................          468           0

PROPOSAL 2:  RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT
             ACCOUNTANTS.

                                                                 FOR        AGAINST     ABSTAINED
                                                              ---------     -------     ---------
    Voted.................................................    8,458,766      20,196     156,621

     DIRECTORS
       Martin Brody
       Donald F. Crumrine, CFA
       Robert T. Flaherty, CFA
       Morgan Gust
       Robert F. Wulf

     OFFICERS
       Robert T. Flaherty, CFA
          Chairman of the Board
          and President
       Donald F. Crumrine, CFA
          Vice President
          and Secretary
       Robert M. Ettinger, CFA
          Vice President
       Peter C. Stimes, CFA
          Vice President
          and Treasurer
       Carl D. Johns
          Assistant Treasurer

     INVESTMENT ADVISER
       Flaherty & Crumrine Incorporated

     QUESTIONS CONCERNING YOUR SHARES OF PREFERRED
       INCOME MANAGEMENT FUND?
       - If your shares are held in a Brokerage
         Account, contact your Broker.
       - If you have physical possession of your shares in certificate form, contact the Fund's Transfer
         Agent & Shareholder Servicing Agent --
                 First Data Investor Services Group, Inc.
                   (FDISG)
                       P.O. Box 1376
                       Boston, MA 02104
                       1-800-331-1710

     THIS REPORT IS SENT TO SHAREHOLDERS OF PREFERRED INCOME MANAGEMENT FUND INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

                   [PREFERRED INCOME MANAGEMENT FUND LOGO]

                                    Annual
                                    Report

                              November 30, 1996